FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported): April 1, 1998

                                Yes Clothing Co.
             (Exact name of registrant as specified in its charter.)

                                   California
                    (State of incorporation or organization)

                                     0-18064
                            (Commission File Number)

                                   93-3768671
                      (I.R.S. Employee Identification No.)


        4695 MacArthur Court, Suite 530, Newport Beach,California 92660
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 833-5382

            1380 West Washington Blvd., Los Angeles, California 90007 (Former name or former address, if changed since last report)


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Item 1.           Changes in Control of Registrant

                  N/A

Item 2.           Acquisition or Disposition of Assets

                  N/A

Item 3.           Bankruptcy or Receivership


Item 4.           Changes in Registrant's Certifying Accountant

                  N/A

Item 5.           Other Events

         On April 1, 1998, the Registrant signed a 5 year non-exclusive License Agreement with KLEINMANN & Co.-KRUEGER-. The agreement covers the "Yes" trademark for Men's, Women's and Kid's T-shirts and Sweatshirts. Under the agreement, the Registrant is entitled to receive royalty payments based upon minimum net sales of $20,000,000 per year. The license agreement will be contributed to the newly formed joint venture with NuVen Capital L.P.

         Since dismissal of its Chapter 11 case on March 11, 1998, the Registrant has focused its resources upon a strategy to rebuild its brand through the recently formed licensing joint venture with NuVen Capital L.P. and agreements with manufacturers and major retailers. The agreement with KLEINMANN & Co.-KRUEGER- represents the intial stage of this new strategy.

Item 6.           Resignations of Registrant's Directors

                  N/A

Item 7.           Financial Statements and Exhibits

                  N/A

Item 8.           Change in Registrant's Fiscal Year

                  N/A

Item 9.           Sale of Equity Securities Pursuant to Regulation S

                  N/A

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Yes Clothing Co.
                                        (Registrant)

Dated: April 14, 1998                   By:  /s/  Guy Anthome, CEO and Director
                                                  -----------------------------
                                                  Guy Anthome, CEO and Director

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